Disclosures about the Fair Value of Financial Instruments and Concentrations of Credit Risk (Tables)	12 Months Ended
Dec. 31, 2022
Investments, All Other Investments [Abstract]
Estimated Fair Values of Canon's Financial Instruments
The estimated fair values of Canon’s financial instruments at December 31, 2022 and 2021 are set forth below. The following summary excludes cash and cash equivalents, trade receivables, noncurrent receivables, short-term loans, trade payables and accrued expenses, and the fair values of these instruments approximate their carrying amounts. The summary also excludes investments and derivative instruments which are disclosed in Note 2 and Note 22, and Note 18, respectively.

	December 31
	2022		2021
	Carrying amount	Estimated fair value	Carrying amount	Estimated fair value

	(Millions of yen)
Long-term debt, including current portion of long-term debt	(54,205)	(54,205)	(177,410)	(177,343)